Exhibit 99.1

                                THE MORTGAGE POOL

     The pool of mortgage loans will consist of approximately 2,114 conventional, one- to four-family, adjustable-rate and fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on residential real properties (the "Mortgaged Properties") and having an aggregate principal balance as of July 1, 2001 (the "Subsequent Cut-off Date") of approximately $299,829,218.04, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

     Approximately 78.47% of the Mortgage Loans were retail originated loans and approximately 21.53% of the Mortgage Loans were wholesale originated loans, originated under Ameriquest's new wholesale division, which was commenced on, or about, January 1, 2000 (hereinafter referred to as "Ameriquest Wholesale"). Approximately 67.01% of the Mortgage Loans were originated under the Originator's "Standard" underwriting program and approximately 32.99% of the Mortgage Loans were originated under the Originator's "LTV Plus" underwriting program.

     Approximately 3.54% of the Mortgage Loans are fixed-rate Mortgage Loans and approximately 96.46% of the Mortgage Loans are adjustable-rate Mortgage Loans. The "Mortgage Rate" on each Mortgage Loan is the per annum rate of interest specified in the related mortgage note. Each adjustable-rate Mortgage Loan provides for semi-annual adjustment to its Mortgage Rate; provided, however, that the rate first adjusts after an initial period of approximately two years from origination. In connection with each Mortgage Rate adjustment, the adjustable-rate Mortgage Loans provide for corresponding adjustments to their monthly payment amounts, in each case on each applicable adjustment date (each such date, an "Adjustment Date"). On each Adjustment Date, the Mortgage Rate on each adjustable-rate Mortgage Loan will be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the Index (as described below) and a fixed percentage amount (the "Gross Margin") for that Mortgage Loan specified in the related Mortgage Note; provided, however, that with respect to all of the adjustable-rate Mortgage Loans, the Mortgage Rate will generally increase or decrease by no more than 1.00% per annum on any related Adjustment Date (the "Periodic Rate Cap"), as provided in the related Mortgage Note, and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Notwithstanding the foregoing, the adjustable-rate Mortgage Loans generally have a Periodic Rate Cap of 2.00%, as specified in the related Mortgage Note, for their first Adjustment Date. Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of that Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index, calculated as described herein, and the related Gross Margin. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

     Approximately 81.73% of the Mortgage Loans by aggregate principal balance as of the Subsequent Cut-off Date provide for payment by the mortgagor of a prepayment charge (a "Prepayment Charge") on certain voluntary prepayments in full.

     None of the Mortgage Loans are Buydown Mortgage Loans.

     The average principal balance of the Mortgage Loans at origination was approximately $141,977. No Mortgage Loan had a principal balance at origination greater than approximately $650,000 or less than approximately $20,000. The average principal balance of the Mortgage Loans as of the Subsequent Cut-off Date was approximately $141,830. No Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $649,644 or less than approximately $19,924.

     The Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 6.88% per annum to approximately 14.99% per annum, and the weighted average Mortgage Rate on the Mortgage Loans was approximately 9.16% per annum. As of the Subsequent Cut-off Date, the adjustable-rate Mortgage Loans had Gross Margins ranging from approximately 4.71% to approximately 7.13%, Minimum Mortgage Rates ranging from approximately 6.88% per annum to approximately 14.99% per annum and Maximum Mortgage Rates ranging from approximately 12.88% per annum to approximately 20.99% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin on the adjustable-rate Mortgage Loans was approximately 6.38%, the weighted average Minimum Mortgage Rate on the adjustable-rate Mortgage Loans was approximately 9.15% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Mortgage Loans was approximately 15.15% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any adjustable-rate Mortgage Loan occurs in July 2003 and the weighted average next Adjustment Date for all of the adjustable-rate Mortgage Loans following the Subsequent Cut-off Date is May 2003.

     The weighted average loan-to-value ratio at origination of the Mortgage Loans was approximately 80.33%. At origination, no Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 13.33%. Approximately 84.04% of the Mortgage Loans are covered by the PMI policy.

     The weighted average remaining term to stated maturity of the Mortgage Loans was approximately 29 years and 2 months as of the Subsequent Cut-off Date. None of the Mortgage Loans will have a first Due Date prior to December 2000 or after August 2001, or will have a remaining term to stated maturity of less than 14 years and 6 months or greater than 30 years as of the Subsequent Cut-off Date. The latest maturity date of any Mortgage Loan is July 2031.

     The Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

             PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION

                                                                     % OF
                                 NUMBER   AGGREGATE ORIGINAL  AGGREGATE ORIGINAL
      RANGE ($)                 OF LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
      ---------                 --------  ------------------  ------------------
       0.0 -  50,000.00 ........   134      $  5,818,737.00          1.94%
 50,000.01 - 100,000.00 ........   650        48,956,414.00         16.31
100,000.01 - 150,000.00 ........   549        67,924,003.00         22.63
150,000.01 - 200,000.00 ........   362        62,248,905.92         20.74
200,000.01 - 250,000.00 ........   221        48,894,225.00         16.29
250,000.01 - 300,000.00 ........    91        24,802,682.00          8.26
300,000.01 - 350,000.00 ........    39        12,712,864.00          4.24
350,000.01 - 400,000.00 ........    35        13,188,405.00          4.39
400,000.01 - 450,000.00 ........    13         5,549,704.00          1.85
450,000.01 - 500,000.00 ........    17         8,294,141.00          2.76
500,000.01 - 550,000.00 ........     2         1,100,000.00          0.37
600,000.01 - 650,000.00 ........     1           650,000.00          0.22
                                 -----      ---------------        ------
   Total ....................... 2,114      $300,140,080.92        100.00%
                                 =====      ===============        ======



   PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE

                                                         AGGREGATE           % OF AGGREGATE
                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                     OUTSTANDING AS OF      OUTSTANDING AS OF
                                        NUMBER      THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
      RANGE ($)                        OF LOANS          OFF DATE                   DATE
      ---------                        --------     -------------------   ----------------------
      0.01 -  50,000.00 ...............   135         $  5,857,006.20              1.95%
 50,000.01 - 100,000.00 ...............   650           48,949,980.56             16.33
100,000.01 - 150,000.00 ...............   550           68,042,871.91             22.69
150,000.01 - 200,000.00 ...............   366           63,088,301.03             21.04
200,000.01 - 250,000.00 ...............   215           47,651,072.58             15.89
250,000.01 - 300,000.00 ...............    91           24,782,929.46              8.27
300,000.01 - 350,000.00 ...............    39           12,700,474.63              4.24
350,000.01 - 400,000.00 ...............    35           13,176,530.41              4.39
400,000.01 - 450,000.00 ...............    13            5,543,752.67              1.85
450,000.01 - 500,000.00 ...............    17            8,287,657.71              2.76
500,000.01 - 550,000.00 ...............     2            1,098,996.68              0.37
600,000.01 - 650,000.00 ...............     1              649,644.20              0.22
                                        -----         ---------------            ------
  Total ............................... 2,114         $299,829,218.04            100.00%
                                        =====         ===============            ======

   MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE (1)

                                                AGGREGATE           % OF AGGREGATE
                                            PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                            OUTSTANDING AS OF      OUTSTANDING AS OF
                                 NUMBER    THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
MORTGAGE RATE (%)               OF LOANS        OFF DATE                  DATE
-----------------               --------   -------------------   ----------------------
 6.500 - 6.999  ................    84       $  8,945,384.07             2.98%
 7.000 - 7.499  ................    76         12,809,361.61             4.27
 7.500 - 7.999  ................   300         55,368,645.41            18.47
 8.000 - 8.499  ................   170         31,448,966.24            10.49
 8.500 - 8.999  ................   405         62,000,580.83            20.68
 9.000 - 9.499  ................   170         25,051,655.36             8.36
 9.500 - 9.999  ................   230         31,730,258.66            10.58
10.000 - 10.499 ................   103         12,345,131.02             4.12
10.500 - 10.999 ................   217         24,480,584.59             8.16
11.000 - 11.499 ................   101         11,080,121.30             3.70
11.500 - 11.999 ................   125         12,775,876.75             4.26
12.000 - 12.499 ................    44          4,393,172.16             1.47
12.500 - 12.999 ................    58          4,851,189.99             1.62
13.000 - 13.499 ................     7            602,394.38             0.20
13.500 - 13.999 ................    16          1,161,963.01             0.39
14.000 - 14.499 ................     4            251,824.67             0.08
14.500 - 14.999 ................     4            532,107.99             0.18
                                 -----       ---------------           ------
     Total...................... 2,114       $299,829,218.04           100.00%
                                 =====       ===============           ======

______________________
(1) The weighted average mortgage rate of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 9.16% per annum.

        MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS (1)

                                                                % OF AGGREGATE
                                     AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                    BALANCE OUTSTANDING AS   OUTSTANDING AS OF
    MAXIMUM               NUMBER    OF THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-
MORTGAGE RATE (%)        OF LOANS         OFF DATE               OFF DATE
-----------------        --------   ----------------------   ------------------
12.500 - 12.999..........   84       $  8,945,384.07              3.09%
13.000 - 13.499..........   72         11,953,966.23              4.13
13.500 - 13.999..........  293         54,398,718.48             18.81
14.000 - 14.499..........  162         30,046,357.67             10.39
14.500 - 14.999..........  395         60,388,627.78             20.88
15.000 - 15.499..........  162         23,913,143.83              8.27
15.500 - 15.999..........  222         30,625,738.53             10.59
16.000 - 16.499..........   97         11,565,416.58              4.00
16.500 - 16.999..........  205         23,263,479.69              8.04
17.000 - 17.499..........   92          9,961,565.66              3.44
17.500 - 17.999..........  119         12,420,524.91              4.29
18.000 - 18.499..........   44          4,393,172.16              1.52
18.500 - 18.999..........   57          4,802,935.62              1.66
19.000 - 19.499..........    7            602,394.38              0.21
19.500 - 19.999..........   16          1,161,963.01              0.40
20.000 - 20.499..........    4            251,824.67              0.09
20.500 - 20.999..........    4            532,107.99              0.18
                          -----       ---------------           ------
     Total............... 2,035       $289,227,321.26           100.00%
                          =====       ===============           ======
______________________
(1) The weighted average maximum mortgage rate of the adjustable-rate Mortgage Loans at origination was approximately 15.15% per annum.

        MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS (1)

                                                 AGGREGATE           % OF AGGREGATE
                                             PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                             OUTSTANDING AS OF      OUTSTANDING AS OF
    MINIMUM                       NUMBER    THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
MORTGAGE RATE (%)                OF LOANS        OFF DATE                 DATE
-----------------                --------   -------------------   ----------------------
 6.500 -  6.999..................   84      $  8,945,384.07               3.09%
 7.000 -  7.499..................   72        11,953,966.23               4.13
 7.500 -  7.999..................  293        54,398,718.48              18.81
 8.000 -  8.499..................  162        30,046,357.67              10.39
 8.500 -  8.999..................  395        60,388,627.78              20.88
 9.000 -  9.499..................  162        23,913,143.83               8.27
 9.500 -  9.999..................  222        30,625,738.53              10.59
10.000 - 10.499..................   97        11,565,416.58               4.00
10.500 - 10.999..................  205        23,263,479.69               8.04
11.000 - 11.499..................   92         9,961,565.66               3.44
11.500 - 11.999..................  119        12,420,524.91               4.29
12.000 - 12.499..................   44         4,393,172.16               1.52
12.500 - 12.999..................   57         4,802,935.62               1.66
13.000 - 13.499..................    7           602,394.38               0.21
13.500 - 13.999..................   16         1,161,963.01               0.40
14.000 - 14.499..................    4           251,824.67               0.09
14.500 - 14.999..................    4           532,107.99               0.18
                                  -----     ---------------             ------
     Total....................... 2,035     $289,227,321.26             100.00%
                                  =====     ===============             ======

______________________
(1) The weighted average minimum mortgage rate of the adjustable-rate Mortgage Loans at origination was approximately 9.15% per annum.


             GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS (1)

                                         AGGREGATE           % OF AGGREGATE
                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                     OUTSTANDING AS OF      OUTSTANDING AS OF
                          NUMBER    THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
GROSS MARGIN (%)         OF LOANS        OFF DATE                 DATE
----------------         --------   -------------------   ----------------------
4.500 - 4.749 ...........     1       $    203,882.84             0.07%
5.000 - 5.249 ...........     1            270,601.80             0.09
5.500 - 5.749 ...........   401         55,361,948.88            19.14
5.750 - 5.999 ...........     7            989,414.12             0.34
6.000 - 6.249 ...........    12          2,754,364.04             0.95
6.250 - 6.499 ...........    10          1,597,037.90             0.55
6.500 - 6.749 ........... 1,236        190,570,179.62            65.89
6.750 - 6.999 ...........    31          4,056,383.98             1.40
7.000 - 7.249 ...........   336         33,423,508.08            11.56
                          -----       ---------------           ------
     Total............... 2,035       $289,227,321.26           100.00%
                          =====       ===============           ======

______________________
(1) The weighted average gross margin of the adjustable-rate Mortgage Loans at origination was approximately 6.38% per annum.

             ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS (1)


                                                        AGGREGATE           % OF AGGREGATE
                                                    PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                    OUTSTANDING AS OF      OUTSTANDING AS OF
  ORIGINAL                               NUMBER    THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
LOAN-TO-VALUE RATIO (%)                 OF LOANS        OFF DATE                 DATE
-----------------------                 --------   ------------------    ----------------------
Less than or equal to 25.00 .........       2      $    126,955.53               0.04%
25.01 - 30.00 .......................       9           939,210.85               0.31
30.01 - 35.00 .......................       9           953,133.18               0.32
35.01 - 40.00 .......................      12           754,711.67               0.25
40.01 - 45.00 .......................      15         1,307,460.52               0.44
45.01 - 50.00 .......................      39         5,791,802.70               1.93
50.01 - 55.00 .......................      30         3,432,061.26               1.14
55.01 - 60.00 .......................      81         8,121,039.78               2.71
60.01 - 65.00 .......................      76        11,514,374.20               3.84
65.01 - 70.00 .......................     143        17,461,008.22               5.82
70.01 - 75.00 .......................     232        30,251,856.37              10.09
75.01 - 80.00 .......................     312        46,734,687.16              15.59
80.01 - 85.00 .......................     456        65,713,486.57              21.92
85.01 - 90.00 .......................     675       102,521,061.15              34.19
90.01 - 95.00 .......................      23         4,206,368.88               1.40
                                        -----      ---------------             ------
     Total ..........................   2,114      $299,829,218.04             100.00%
                                        =====      ===============             ======

______________________
(1) The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 80.33%.

             GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (1)

                                         AGGREGATE           % OF AGGREGATE
                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                     OUTSTANDING AS OF      OUTSTANDING AS OF
                         NUMBER     THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
LOCATION                OF LOANS         OFF DATE                 DATE
--------                --------    -------------------   ----------------------
Alabama ..............      40        $  4,239,257.86             1.41%
Arizona ..............      63           7,696,829.39             2.57
California ...........     546         104,619,020.82            34.89
Colorado .............      77          11,324,263.32             3.78
Connecticut ..........      48           6,089,419.55             2.03
Florida ..............     116          12,969,761.44             4.33
Georgia ..............      30           3,372,997.35             1.12
Hawaii ...............      21           5,108,908.52             1.70
Idaho ................       1             169,086.23             0.06
Illinois .............      93          12,285,068.98             4.10
Indiana ..............      43           3,875,878.43             1.29
Iowa .................      25           1,950,760.46             0.65
Kansas ...............      12           1,010,243.52             0.34
Kentucky .............       4             334,625.40             0.11
Louisiana ............      21           1,734,316.08             0.58
Maine ................       7             744,433.65             0.25
Maryland .............      37           6,047,594.34             2.02
Massachusetts ........      92          15,656,941.40             5.22
Michigan .............     149          15,871,620.21             5.29
Minnesota ............     111          15,046,376.12             5.02
Mississippi ..........       4             307,974.46             0.10
Missouri .............      29           2,901,699.53             0.97
Montana ..............       2             137,986.05             0.05
Nebraska .............       9             893,037.94             0.30
Nevada ...............       6             994,418.69             0.33
New Hampshire ........      17           2,214,899.49             0.74
New Jersey ...........      87          13,331,222.43             4.45
New Mexico ...........      13           1,212,508.72             0.40
New York .............      60           9,393,433.50             3.13
Ohio .................      62           5,734,862.54             1.91
Oklahoma .............      11           1,009,922.81             0.34
Oregon ...............      10             807,577.72             0.27
Pennsylvania .........      74           6,800,427.08             2.27
Rhode Island .........      23           2,808,465.13             0.94
South Carolina .......       1              62,912.03             0.02
South Dakota .........       1              42,133.61             0.01
Tennessee ............      10           1,025,056.25             0.34
Texas ................      87           9,002,950.12             3.00
Utah .................      14           2,315,345.96             0.77
Vermont ..............       2             193,061.93             0.06
Washington ...........      50           8,083,887.99             2.70
Wyoming ..............       6             408,030.99             0.14
                         -----        ---------------           ------
     Total............   2,114        $299,829,218.04           100.00%
                         =====        ===============           ======

______________________
(1) The greatest zip code geographic concentration of mortgage loans was approximately 0.50% in the 94509 zip code.

                 MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS

                                                          AGGREGATE           % OF AGGREGATE
                                                      PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                      OUTSTANDING AS OF      OUTSTANDING AS OF
                                         NUMBER      THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
PROPERTY TYPE                           OF LOANS          OFF DATE                 DATE
-------------                           --------     -------------------   ----------------------
Single Family Detached ................  1,800        $255,143,506.32             85.10%
Single Family Attached ................     19           1,979,837.25              0.66
Two- to Four-Family ...................    101          14,896,670.99              4.97
Condominium ...........................     96          11,660,871.45              3.89
Planned Unit Development Detached .....     78          14,128,018.02              4.71
Planned Unit Development Attached .....      5             619,305.91              0.21
Manufactured Housing ..................     15           1,401,008.10              0.47
                                         -----        ---------------            ------
     Total ............................  2,114        $299,829,218.04            100.00%



              MORTGAGED PROPERTY OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)

                                                 AGGREGATE           % OF AGGREGATE
                                             PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                             OUTSTANDING AS OF      OUTSTANDING AS OF
                                   NUMBER   THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
OCCUPANCY STATUS                  OF LOANS       OFF DATE                 DATE
----------------                  --------   -------------------  ----------------------
Owner-Occupied ...................  1,985    $285,927,658.17             95.36%
Non Owner Occupied ...............    116      12,071,332.92              4.03
Second Home ......................     13       1,830,226.95              0.61
                                    -----    ---------------            ------
          Total ..................  2,114    $299,829,218.04            100.00%

______________________
(1) The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.


                          PURPOSE OF THE MORTGAGE LOANS

                                                   AGGREGATE           % OF AGGREGATE
                                               PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               OUTSTANDING AS OF      OUTSTANDING AS OF
                                    NUMBER    THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
LOAN PURPOSE                       OF LOANS        OFF DATE                 DATE
------------                       --------   -------------------   ----------------------
Purchase .........................     74       $ 13,396,300.02             4.47%
Equity-out Refinance .............  1,216        167,020,207.34            55.71
Refinance ........................    824        119,412,710.68            39.83
                                    -----       ---------------           ------
     Total .......................  2,114       $299,829,218.04           100.00%

                   INCOME DOCUMENTATION OF THE MORTGAGE LOANS

                                                      AGGREGATE           % OF AGGREGATE
                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                  OUTSTANDING AS OF      OUTSTANDING AS OF
                                     NUMBER      THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
INCOME DOCUMENTATION                OF LOANS          OFF DATE                 DATE
--------------------                --------     -------------------   ----------------------
Full Documentation ................   1,584       $217,056,743.16             72.39%
Fast Trac Documentation ...........     216         37,654,235.43             12.56
Stated Income Documentation .......     314         45,118,239.45             15.05
                                      -----       ---------------            ------
     Total ........................   2,114       $299,829,218.04            100.00%
                                      =====       ===============            ======



                    ORIGINATING SOURCES OF THE MORTGAGE LOANS

                                       AGGREGATE           % OF AGGREGATE
                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                   OUTSTANDING AS OF      OUTSTANDING AS OF
                        NUMBER    THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
ORIGINATING SOURCE     OF LOANS        OFF DATE                 DATE
------------------     --------    ------------------   ----------------------
Retail ...............   1771      $235,276,203.07              78.47
Wholesale ............    343        64,553,014.97              21.53
                         ----      ---------------             ------
     Total ...........   2114      $299,829,218.04             100.00%
                         ====      ===============             ======



                   UNDERWRITING PROGRAM OF THE MORTGAGE LOANS

                                          AGGREGATE          % OF AGGREGATE
                                      PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                      OUTSTANDING AS OF     OUTSTANDING AS OF
                           NUMBER    THE SUBSEQUENT CUT-  THE SUBSEQUENT CUT-OFF
UNDERWRITING PROGRAM      OF LOANS        OFF DATE                DATE
--------------------      --------   -------------------  ----------------------
Standard .................  1415       $200,904,334.94            67.01%
LTV Plus .................   699         98,924,883.10            32.99
                            ----       ---------------           ------
     Total ...............  2114       $299,829,218.04           100.00%
                            ====       ===============           ======

                      RISK CATEGORIES OF THE MORTGAGE LOANS


                                         AGGREGATE           % OF AGGREGATE
                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                     OUTSTANDING AS OF      OUTSTANDING AS OF
                          NUMBER    THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
RISK CATEGORIES          OF LOANS        OFF DATE                   DATE
---------------          --------   -------------------   ----------------------
AAA.....................    692      $101,612,296.57              33.89%
AA......................    636        96,403,860.25              32.15
A.......................    288        39,077,788.03              13.03
B.......................    342        44,775,797.09              14.93
C.......................    121        13,859,262.59               4.62
D.......................     35         4,100,213.51               1.37
                          -----      ---------------             ------
     Total..............  2,114      $299,829,218.04             100.00%
                          =====      ===============             ======

         QUALIFYING FICO SCORES OF THE MORTGAGE LOANS AT ORIGINATION (1)

                                         AGGREGATE           % OF AGGREGATE
                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                     OUTSTANDING AS OF      OUTSTANDING AS OF
                          NUMBER    THE SUBSEQUENT CUT-   THE SUBSEQUENT CUT-OFF
QUALIFYING FICO SCORES   OF LOANS        OFF DATE                 DATE
----------------------   --------   -------------------   ----------------------
No Score ...............     13        $  1,156,633.47           0.39%
500-549 ................    289          35,600,587.31          11.87
550-599 ................    772         112,381,041.65          37.48
600-649 ................    543          80,161,758.76          26.74
650-699 ................    384          54,416,344.09          18.15
700-749 ................     85          11,947,273.43           3.98
750-799 ................     28           4,165,579.33           1.39
                          -----        ---------------         ------
          Total ........  2,114        $299,829,218.04         100.00%
                          =====        ===============         ======

______________________
(1) The non-zero weighted average qualifying FICO Score of the Mortgage Loans at origination was approximately 607.45.


          NEXT ADJUSTMENT DATES FOR THE ADJUSTABLE-RATE MORTGAGE LOANS

                                                         AGGREGATE            % OF AGGREGATE
                                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                     OUTSTANDING AS OF      OUTSTANDING AS OF
                                      NUMBER       THE SUBSEQUENT CUT-OFF     THE SUBSEQUENT
MONTH OF NEXT ADJUSTMENT DATE        OF LOANS              DATE               CUT-OFF DATE
-----------------------------        --------      ----------------------   -----------------
November 2002 .....................       2          $    249,759.97              0.09%
December 2002 .....................      13             1,757,436.48              0.61
January 2003 ......................      11               903,732.74              0.31
February 2003 .....................      56             6,672,123.23              2.31
March 2003 ........................      98            12,921,757.33              4.47
April 2003 ........................     215            30,598,536.75             10.58
May 2003 ..........................     205            31,296,130.19             10.82
June 2003 .........................   1,340           190,212,414.57             65.77
July 2003 .........................      95            14,615,430.00              5.05
                                      -----          ---------------            ------
     Total ........................   2,035          $289,227,321.26            100.00%
                                      =====          ===============            ======